Asset Retirement Obligations	12 Months Ended
Mar. 31, 2011
Asset Retirement Obligations [Abstract]
ASSET RETIREMENT OBLIGATIONS
11.	ASSET RETIREMENT OBLIGATIONS
The Companies recorded the fair value of asset retirement obligations in order to recognize legal obligations associated with the removal of leasehold improvements from leased facilities and return of the property to a specified condition when the lease terminates.
A reconciliation of the beginning and ending aggregate carrying amount of the asset retirement obligation was as follows:

			Thousands of
	Millions of Yen		U.S. Dollars
	2011	2010	2011

Balance at beginning of year	¥594	¥443	$7,177
Increase due to change in scope of consolidation (Note 7)		97
Accretion expense	20	11	242
Liabilities incurred	231	66	2,791
Liabilities settled	(177)	(22)	(2,139)
Changes due to translation of foreign currencies	(5)	(1)	(60)

Balance at end of year	¥663	¥594	$8,011